UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-21680

DCA TOTAL RETURN FUND

(Exact name of registrant as specified in charter)

518 17th Street, Suite 1200, Denver, Colorado 80202

(Address of principal executive offices) (Zip code)

Jeffrey W. Taylor, President

DCA Total Return Fund

518 17th Street, Suite 1200

Denver, Colorado 80202

(Name of address of agent for service)

Registrant’s telephone number, including area code: (303) 228-2200

Date of fiscal year end: December 31

Date of reporting period: September 30, 2010

Statement of Investments

September 30, 2010 (Unaudited)

DCA Total Return Fund

	Shares	Market Value
COMMON STOCK 63.53%
Aerospace & Defense 0.57%
United Technologies Corp.	8,100	$576,963
Apparel, Accessories & Luxury Goods 1.67%
Swatch Group AG	24,500	1,692,922
Application Software 3.29%
Autonomy Corp. PLC*	91,700	2,611,645
Aveva Group PLC	31,000	712,448

		3,324,093

Asset Management & Custody Banks 2.59%
Franklin Resources Inc.	7,400	791,060
Schroders PLC	56,500	1,276,305
T. Rowe Price Group Inc.	11,100	555,721

		2,623,086

Biotechnology 0.17%
Alexion Pharmaceuticals Inc.*	2,600	167,336
Communications Equipment 2.99%
Cisco Systems Inc.*	51,500	1,127,850
F5 Networks Inc.*	4,400	456,764
HTC Corp. - GDR	9,300	845,277
QUALCOMM Inc.	13,200	595,584

		3,025,475

Computer Hardware 2.71%
Apple Inc.*	9,650	2,738,188
Computer Storage & Peripherals 0.63%
Imagination Technologies Group PLC*	107,000	641,079
Construction & Farm Machinery & Heavy Trucks 1.35%
Bucyrus International Inc.	7,900	547,865
Komatsu Ltd.	35,400	821,816

		1,369,681

Consulting & Other Services 0.34%
Cognizant Technology Solutions Corp. - Class A*	5,400	348,138
Diversified Banks 1.25%
Standard Chartered PLC	44,000	1,262,119
Diversified Metals & Mining 1.06%
Anglo American PLC	18,100	718,080
Teck Resources Ltd. - Class B	8,585	353,113

		1,071,193

Education Services 0.34%
New Oriental Education & Technology Group Inc. - ADR*	3,500	$341,530
Electrical Components & Equipment 0.31%
Schneider Electric SA	2,450	310,650
Footwear 1.25%
NIKE Inc. - Class B	8,000	641,120
Puma AG Rudolf Dassler Sport	1,900	624,233

		1,265,353

Gold 1.81%
Barrick Gold Corp.	19,200	888,768
Goldcorp Inc.	21,750	944,917

		1,833,685

Health Care Equipment 1.49%
Elekta AB - Class B	30,300	1,096,857
Intuitive Surgical Inc.*	1,050	297,927
NuVasive Inc.*	3,350	117,719

		1,512,503

Health Care Supplies 2.09%
Alcon Inc.	12,700	2,118,233
Heavy Electrical Equipment 1.97%
ABB Ltd. *	94,600	1,993,758
Household Products 0.27%
Henkel AG & Co. KGaA	5,100	274,175
Hypermarkets & Super Centers 1.07%
Wal-Mart de Mexico SAB de CV	430,000	1,081,684
Industrial Machinery 1.37%
Asahi Diamond Industrial Co. Ltd.	18,000	347,149
Parker Hannifin Corp.	14,900	1,043,894

		1,391,043

Internet Retail 5.94%
Amazon.com Inc.*	17,850	2,803,521
NetFlix Inc.*	2,100	340,536
priceline.com Inc.*	8,230	2,866,838

		6,010,895

Internet Software & Services 7.06%
Baidu.Com Inc. - ADR*	30,600	3,140,172
Google Inc. - Class A*	3,775	1,984,857
MercadoLibre Inc.*	14,000	1,010,520
Tencent Holdings Ltd.	46,000	1,005,510

		7,141,059

IT Consulting & Other Services 2.54%
Accenture PLC - Class A	16,700	709,583
Infosys Technologies Ltd. - ADR	27,600	1,857,756

		2,567,339

Life Sciences Tools & Services 0.52%
Bruker Biosciences Corp.*	11,500	$161,345
Illumina Inc.*	7,400	364,080

		525,425

Oil & Gas Equipment & Services 3.99%
Acergy SA	28,000	516,566
AMEC PLC	60,500	937,086
Core Laboratories NV	3,600	316,944
Halliburton Co.	17,900	591,953
Petrofac Ltd.	16,000	345,094
Subsea 7 Inc.*	14,600	285,240
Technip SA	13,000	1,045,437

		4,038,320

Oil & Gas Exploration & Production 2.55%
Apache Corp.	10,000	977,600
CNOOC Ltd.	501,993	973,079
Whiting Petroleum Corp.*	6,600	630,366

		2,581,045

Personal Products 0.08%
Herbalife Ltd.	1,313	79,240
Pharmaceuticals 2.87%
Medicis Pharmaceutical Corp. - Class A	15,600	462,540
Novo Nordisk A/S - Class B	22,500	2,232,796
Warner Chilcott PLC - Class A	9,200	206,448

		2,901,784

Semiconductor Equipment 1.03%
ASML Holding NV	35,000	1,045,410
Semiconductors 4.50%
Altera Corp.	16,200	488,592
ARM Holdings PLC	474,000	2,920,337
MIPS Technologies Inc.*	42,000	408,660
Veeco Instruments Inc.*	8,900	310,343
Xilinx Inc.	16,100	428,421

		4,556,353

Soft Drinks 0.67%
Coca-Cola Co.	11,500	672,980
Specialized Finance 0.62%
Singapore Exchange Ltd.	92,000	631,009
Systems Software 0.57%
Check Point Software Technologies Ltd.*	15,500	572,415
TOTAL COMMON STOCK (Cost $44,933,048)		$64,286,161

	Bond Rating Moody’s/S&P (Unaudited)	Shares	Market Value
PREFERRED STOCK 24.29%
Apartments - REITs 1.26%
BRE Properties Inc.:
Series C, 6.750%	Baa3/BB+	21,950	$547,653
Series D, 6.750%	Baa3/BB+	29,200	727,080

			1,274,733

Diversified/Miscellaneous - REITs 1.56%
Vornado Realty Trust:
Series F, 6.750%	Baa3/BBB-	6,836	170,217
Series G, 6.625%	Baa3/BBB-	35,000	859,600
Series H, 6.750%	Baa3/BBB-	7,300	181,624
Series I, 6.625%	Baa3/BBB-	14,816	365,214

			1,576,655

Health Care - REITs 0.51%
HCP Inc.,
Series F, 7.100%	Ba1/BB+	20,881	519,311
Hotels - REITs 2.65%
LaSalle Hotel Properties:
Series D, 7.500%	NR/NR	35,200	866,976
Series G, 7.250%	NR/NR	76,800	1,818,624

			2,685,600

Industrial - REITs 2.97%
AMB Property Corp.:
Series L, 6.500%	Baa2/BB+	28,697	694,754
Series O, 7.000%	Baa2/BB+	25,800	645,774
Duke Realty Corp.,
Series O, 8.375%	Baa3/BB	13,500	353,700
ProLogis:
Series F, 6.750%	Baa3/BB	35,000	824,950
Series G, 6.750%	Baa3/BB	20,600	483,070

			3,002,248

Mortgage - Residential - REITs 0.00% (1)
American Home Mortgage Investment Corp.:
Series A, 9.750%(2)*	NR/NR	266,950	27
Series B, 9.250%(2)*	NR/NR	29,700	29

			56

Net Lease - REITs 2.24%
Entertainment Properties Trust,
Series B, 7.750%	NR/BB	42,646	1,061,459
Realty Income Corp.,
Series E, 6.750%	Baa2/BB+	47,400	1,201,116

			2,262,575

Office - REITs 2.59%
Alexandria Real Estate Equities Inc.,
Series C, 8.375%	NR/NR	6,300	162,666
BioMed Realty Trust Inc.,
Series A, 7.375%	NR/BBB-	69,460	1,758,033
Digital Realty Trust Inc.,
Series B, 7.875%	NR/BBB	27,323	698,512

			2,619,211

Office - Central Business District - REITs 0.99%
SL Green Realty Corp.,
Series C, 7.625%	NR/BB+	39,900	$999,495

Office - Suburban - REITs 3.04%
Corporate Office Properties Trust:
Series G, 8.000%	NR/NR	4,553	116,170
Series H, 7.500%	NR/NR	12,500	316,875
Series J, 7.625%	NR/NR	9,001	227,005
Kilroy Realty Corp.,
Series F, 7.500%	NR/BB	19,317	482,925
PS Business Parks Inc.:
Series M, 7.200%	Baa3/BB+	15,000	376,050
Series O, 7.375%	Baa3/BB+	46,200	1,194,270
Series P, 6.700%	Baa3/BB+	15,000	363,750

			3,077,045

Regional Malls - REITs 0.56%
Taubman Centers Inc.,
Series G, 8.000%	B1/NR	22,198	567,825
Self Storage - REITs 2.89%
Public Storage:
Series E, 6.750%	Baa1/BBB	17,395	434,875
Series G, 7.000%	Baa1/BBB	15,000	379,950
Series H, 6.950%	Baa1/BBB	12,400	312,604
Series I, 7.250%	Baa1/BBB	6,900	174,225
Series K, 7.250%	Baa1/BBB	6,884	174,234
Series L, 6.750%	Baa1/BBB	23,000	584,200
Series M, 6.625%	Baa1/BBB	19,528	495,425
Series X, 6.450%	Baa1/BBB	15,000	374,250

			2,929,763

Shopping Centers - REITs 3.03%
Kimco Realty Corp.,
Series G, 7.750%	Baa2/BBB-	64,854	1,661,559
Regency Centers Corp.:
Series C, 7.450%	Baa3/BB+	23,557	593,519
Series E, 6.700%	Baa3/BB+	20,000	495,000
Tanger Factory Outlet Centers,
Series C, 7.500%	Baa3/BB+	12,300	317,709

			3,067,787

TOTAL PREFERRED STOCK (Cost $30,513,723)			$24,582,304

	Bond Rating Moody’s/S&P (Unaudited)	Principal Amount	Market Value
COMMERCIAL REAL ESTATE COLLATERALIZED DEBT OBLIGATIONS 0.04%
CW Capital Cobalt II Ltd.,
Class P.S., 0.000%, 04/26/2016 (3)(4)(5)(6)(7)	NR/NR	$3,500,000	$35,000
Lenox Street Ltd., Series 2007-1A,
Class SN, 0.000%, 06/04/2017 (3)(4)(5)(6)(7)	NR/NR	1,000,000	0
Sorin Real Estate CDO II Ltd., Series 2005-2A,
Class H, 4.292%, 01/04/2016 (2)(3)(4)(5)(6)(8)	C/CC	7,500,000	75
Vertical CRE CDO Ltd.,
Class P.S., 0.000%, 04/22/2013 (3)(4)(5)(6)(7)	NR/NR	1,800,000	4,500

TOTAL COMMERCIAL REAL ESTATE COLLATERALIZED DEBT OBLIGATIONS (Cost $13,765,653)			$39,575

COLLATERALIZED LOAN OBLIGATIONS 6.84%
Babson CLO Ltd.,
2005-3A, 30.450%, 11/11/2019 (3)(4)(5)(6)(7)	NR/NR	9,000,000	$4,950,000
Fraser Sullivan CLO Ltd.,
2006-1A, 21.350%, 03/15/2017 (3)(4)(5)(6)(7)	NR/NR	3,400,000	1,972,000
TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost $12,400,000)			$6,922,000

		Shares	Market Value
MONEY MARKET FUNDS 6.61%
AIM STIT Treasury Portfolio,
7-Day Yield 0.065%		6,687,484	$6,687,484
TOTAL MONEY MARKET FUNDS (Cost $6,687,484)			$6,687,484

TOTAL INVESTMENTS 101.31% (Cost $108,299,908)			$102,517,524
LIABILITIES LESS OTHER ASSETS (1.31%)			(1,328,787)

NET ASSETS 100.00%			$101,188,737

ADR - American Depository Receipts

AG - Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.

A/S - Aktieselskab is a Danish term for joint stock company

CDO - Collateralized Debt Obligation

CLO - Collateralized Loan Obligation

GDR - Global Depository Receipts

NV - Naamloze Vennootschap is the Dutch term for a public limited liability company.

PLC - Public Limited Co.

SA - Generally designates corporations in various countries, mostly those employing the civil law.

SAB de CV - A variable capital company.

Footnotes to DCA Statement of Investments:

*	Non income producing security.
(1)	Less than 0.005% of net assets.
(2)	Security in default or currently deferring interest payments.
(3)

This security was purchased pursuant to the terms of a private placement memorandum and is exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Rule 144A of the Securities Act. This security may only be sold in transactions exempt from registration under the Securities Act, which most commonly involves a sale to “qualified institutional buyers” under Rule 144A. As of September 30, 2010 the value of these securities amount to $6,961,575 or 6.88% of total investments.

(4)	This security has been valued at fair values determined in good faith by or under the direction of the Fund’s Board of Trustees.
(5)

The expected maturity date of this security listed herein is earlier than/later than the legal maturity date of the security due to the expected acceleration/deceleration of the schedule of principal payments by the issuer.

(6)	This security is considered illiquid by the Advisor.
(7)

This security represents a junior tranche whereby the holder is entitled to all residual interest, if any, which can vary. The rate listed represents the most recent interest payment received, annualized divided by cost.

(8)	The coupon rate shown on floating or adjustable rate securities represents the current effective rate at September 30, 2010.

See Notes to Quarterly Statement of Investments.

NOTES TO QUARTERLY STATEMENT OF INVESTMENTS

September 30, 2010 (Unaudited)

DCA Total Return Fund

1. Organization and Summary of Significant Accounting Policies

DCA Total Return Fund (NYSE: DCA) (the “Fund”), formerly Dividend Capital Realty Income Allocation Fund, is registered as a closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is total return, consisting of capital appreciation and current income. While the Fund is classified as non-diversified, it is currently operating as a diversified fund, and has been doing so since 2009.

Initial capitalization for the Fund was provided by Dividend Capital Investments LLC (the “Adviser”) as follows:

Organization Date	December 3, 2004
Initial Capitalization Date	February 15, 2005
Amount of Initial Capitalization	$100,068
Common Shares Issued at Capitalization	7,010
Common Shares Authorized	Unlimited
Public Offering Date	February 24, 2005

On September 25, 2010, the Fund acquired all of the assets and liabilities of DCW Total Return Fund (“DCW”) in exchange for an equal aggregate value of newly issued common shares of the Fund, pursuant to an Agreement and Plan of Reorganization dated August 18, 2010 and approved by shareholders at an Annual Meeting held on September 16, 2010. The Fund distributed 13,305,099.47 common shares, which was an amount equal to the aggregate net asset value of DCW common shares, as determined at the close of business on September 24, 2010. The transaction qualified as a tax-free reorganization for federal income tax purposes. For financial reporting purposes, the Fund, which commenced operations on February 24, 2005, has been deemed the accounting survivor.

As of September 30, 2010, the Members of the Adviser’s Investment Committee were Jeffrey Randall and Jeffrey Taylor.

Security Valuation:

Pricing Procedures: All securities of the Fund are valued as of the close of regular trading on the New York Stock Exchange (“NYSE”), currently 4:00 p.m. (Eastern Standard Time), on each day that the NYSE is open.

Securities traded on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) are valued at the NASDAQ Official Closing Price (“NOCP”). Domestic exchange-listed securities and non-NASDAQ equity securities not traded on a listed exchange are valued at the last sale price as of the close of the NYSE. In the absence of trading on an NOCP, such securities are valued at the mean of the bid and asked prices. In the event exchange quotations are not available for exchange traded securities, the Fund will obtain at least one price from an independent broker/dealer.

U.S. government and agency securities having a maturity of more than 60 days are valued at the mean between the bid and asked prices. Fixed income securities having a maturity of less than 60 days are valued at amortized cost, which approximates fair value. Other debt securities are valued at the price provided by an independent pricing service or, if such a price is not available, at the value provided by at least one quotation obtained from a broker/dealer. Securities issued by private funds are priced at the value most recently provided by the private fund or at the bid provided by a broker/dealer.

Foreign exchange traded securities are valued at the last sale price at the close of the exchange on which the security is primarily traded (except in certain countries where market maker prices are used). In the absence of trading, such securities are valued at the mean between the last reported bid and asked prices or the last sale price. Fixed income securities where market quotations are not readily available are valued at fair value.

Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange traded open-end investment companies, which are priced as equity securities.

Exchange traded options, warrants and rights are valued at the last reported sale price at the close of the exchange on which the security is primarily traded. For non-exchange traded options and exchange traded options, warrants and rights for which no sales are reported, the mean between the bid and asked prices is used. For exchange traded options, warrants and rights and foreign exchange traded equity securities in which the markets are not closed at the time that the Fund prices its securities, snapshot prices provided by individual pricing services are used.

The price for futures contracts are the daily quoted settlement prices. Single security total return swaps in which the referenced security is traded on an exchange are valued at the last sale price at the time of close of the NYSE. In the absence of trading of a referenced security, the mean between the closing bid and asked prices will be used.

Fair Valuation: If the price of a security is unavailable in accordance with the Fund’s pricing procedures, or the price of a security is suspect, e.g., due to the occurrence of a significant event (as defined below), the security may be valued at its fair value determined pursuant to procedures adopted by the Board of Trustees. For this purpose, fair value is the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. As of September 30, 2010, securities which have been fair valued based on procedures approved by the Board of Trustees represented 6.9% of DCA’s net assets.

The following factors, among other relevant factors, may be considered when determining the fair value of a security: (1) fundamental analytical data; (2) forces which influence the market in which the security is sold, including the liquidity and depth of the market; (3) type of security and the cost at date of purchase; (4) most recent quotation received from a broker; (5) transactions or offers with respect to the security; (6) price, yield and the extent of public or private trading in similar securities of the issuer or comparable companies; (7) price and extent of public trading of the security on foreign exchanges; (8) information on world financial markets and comparable financial products; (9) size of the Fund’s holdings; (10) financial statements of the issuer; (11) analyst reports; (12) merger proposals or tender offers; (13) value of other financial instruments, including derivative securities, traded on other markets or among dealers; (14) trading volumes on markets, exchanges or among dealers; (15) values of baskets of securities traded on other markets, exchanges or among dealers; (16) change in interest rates; (17) observations from financial institutions; (18) government (domestic or foreign) actions or pronouncements; (19) in the case of restricted securities, discount from market value of unrestricted securities of the same class at time of purchase, existence and anticipated time frame of any undertaking to register the security and the size of the holding in relation to any unrestricted outstanding shares; (20) in the case of foreign securities, the country’s or geographic region’s political and economic environment, nature of any significant events, American Depository Receipt trading, exchange-traded fund trading and foreign currency exchange activity; (21) in the case of interests in private funds, the absence of transaction activity in interests in the private fund, extraordinary restrictions on redemptions, whether the private fund’s valuation procedures provide for valuation of underlying securities at market value or fair value, actual knowledge of the value of underlying portfolio holdings, review of audited financial statements and ongoing due diligence and monitoring; and (22) in the case of emergencies or other unusual situations, the nature and duration of the event, forces influencing the operation of the financial markets, likelihood of recurrence of the event, and whether the effects of the event are isolated or affect entire markets, countries or regions.

A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the reporting period end. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the assets or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2010.

Investments in Securities at Value	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stock^	$64,286,161	$—	$—	$64,286,161
Preferred Stock^	24,582,248	56	—	24,582,304
Commercial Real Estate Collateralized Debt Obligations	—	39,500	75	39,575
Collateralized Loan Obligations	—	6,922,000	—	6,922,000
Commercial Mortgage-Backed Securities	—	—	—	—
Money Market Funds	6,687,484	—	—	6,687,484
TOTAL	$95,555,893	$6,961,556	$75	$102,517,524

^	For detailed descriptions of sectors see the accompanying Statement of Investments.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value.

Investments in Securities	Balance as of December 31, 2009	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Net Purchases/Sales	Transfers in and/or out of Level 3	Balance as of September 30, 2010
Commercial Real Estate Collateralized Debt Obligations	$—	$—	$—	$—	$75	$75
TOTAL	$—	$—	$—	$—	$75	$75

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update “Improving Disclosures about Fair Value Measurements” (“ASU”). The ASU requires enhanced disclosures about a) transfers into and out of Levels 1 and 2, and b) purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The first disclosure is effective for the first reporting period beginning after December 15, 2009, and for interim periods within those fiscal years. There were no significant transfers in to and out of Levels 1 and 2 during the current period presented.

The second disclosure will become effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact this disclosure may have on the Fund’s financial statements.

Significant Events: An event is significant if it causes the price for a security determined at the normal time for pricing that security to no longer reflect fair value at the time that the Fund determines its net asset value. A significant event is material (a “Material Significant Event”) if a fair valuation for the security would impact the Fund’s net asset value by more than one-half of one percent (0.5%). If a Material Significant Event has occurred, the Adviser will call a meeting of the Valuation Committee to determine a fair value for the security in accordance with the Fund’s Fair Valuation Procedures.

Security Credit Risk:

The Fund invests in high-yield securities, which may be subject to a greater degree of credit risk, market fluctuations and loss of income and principal, and may be more sensitive to economic conditions than lower-yielding, higher-rated securities. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of September 30, 2010, securities with an aggregate market value of $131, representing less than 0.01% of DCA’s net assets, were in default or currently deferring interest payments.

Foreign Securities:

The Fund may invest without limit in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund may enter into forward foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks.

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rate of exchange at period end. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

Repurchase Agreements:

The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payments for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

As of September 30, 2010, the Fund had no outstanding repurchase contracts.

Securities Transactions and Investment Income:

Investment security transactions are accounted for as of trade date. Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount, is accrued as earned. Dividend income from REIT securities may include return of capital. Upon notification from the issuer, the amount of the return of capital is reclassified to adjust dividend income, reduce the cost basis and/or adjust realized gain. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the specific identification method for both financial reporting and income tax purposes.

Investments with Off Balance Sheet Risk:

The Fund may enter into financial instrument transactions (such as swaps, futures, options and other derivatives) that may have off-balance sheet market risk. Off-balance sheet market risk exists when the maximum potential loss on a particular financial instrument is greater than the value of such financial instrument as reflected in the Fund’s Statement of Assets and Liabilities.

2. Unrealized Appreciation/(Depreciation)

At September 30, 2010 the cost of investments and net unrealized appreciation/ (depreciation) for federal income tax purposes were as follows:

Aggregate tax cost	$108,299,908
Gross unrealized appreciation	21,472,697
Gross unrealized depreciation	(27,255,081)

Net unrealized appreciation/(depreciation)	$(5,782,384)

3. Illiquid and/or Restricted Securities

As of September 30, 2010, investments in securities included issues that are restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be revalued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market. At September 30, 2010, the Fund had investments in illiquid and/or restricted securities totaling $6,961,575, which represents 6.88% of net assets.

The Fund may invest, without limit, in illiquid securities.

4. Annual Meeting Of Shareholders

On September 16, 2010, the Fund held an Annual Meeting of Shareholders (the “Annual Meeting”). At the Annual Meeting, shareholders of the Fund considered the following proposals:

•	A proposal to elect J. Gibson Watson, III and John Mezger as Trustees for the Fund, with terms to expire at the Annual Meeting to be held in 2013, or until a successor is duly elected and qualified

•	A proposal to remove the fundamental restriction requiring the Fund to invest greater than 25% of its total assets in securities of companies in the real estate industry.

•

A proposal to approve an Agreement and Plan of Reorganization reorganizing DCW into the Fund. For additional information regarding the reorganization, please see “Organization and Summary of Significant Accounting Policies” above.

Shareholders of the Fund approved all three proposals.

5. Certain Provisions of the Declaration of Trust

The Fund’s Amended and Restated Declaration of Trust (“Declaration”) contains restrictions on the acquisitions and dispositions of its shares. The restrictions on acquisitions and dispositions of the Fund’s shares are intended to preserve the benefit of the Fund’s capital loss carryforwards and certain other tax attributes for tax purposes.

The restrictions are designed to prevent an ownership change (an “Ownership Change”), as defined in the Internal Revenue Code of 1986, as amended (the “Code”). Section 382 of the Code imposes significant limitations on the ability of an entity classified as a corporation to use its capital loss carryforwards to offset income in circumstances where such entity has experienced an Ownership Change and may also limit such an entity’s ability to use any built-in losses recognized within five years of any Ownership Change. Generally, there is an Ownership Change if, at any time, one or more 5% shareholders (as defined in the Code) have experienced aggregate increases in their ownership of the Fund of more than 50 percentage points looking back over the relevant testing period (generally, a trailing three-year period), which can occur as a result of acquisitions that create 5% shareholders of the Fund or increase the ownership in the Fund of 5% shareholders of the Fund.

The restrictions generally prohibits any attempt to purchase or acquire in any manner whatsoever the Fund’s shares or any option, warrant or other right to purchase or acquire shares, or any convertible securities (the “Shares”), if as a result of such purchase or acquisition of such Shares, any person or group becomes a greater than 4.99% shareholder (as defined in the Code), which generally includes a person or group that beneficially owns 4.99% or more of the market value of the total outstanding shares, or the percentage of the Fund’s shares owned by a 4.99% shareholder (as defined in the Code) would be increased. As a result of these restrictions, certain transfers of shares by existing 4.99% shareholders are prohibited. Any attempted transfer in violation of the foregoing restrictions will be void ab initio unless the transferor or transferee obtains the written approval of the Board of Trustees, which it may grant or deny in its sole and absolute discretion. The purported transferee will not be entitled to any rights of shareholders of the Fund with respect to the shares that are the subject of the prohibited transfer, including the right to vote such shares and to receive dividends or distributions, whether liquidating or otherwise, in respect of such shares.

If the Board of Trustees determines that a transfer would be prohibited, then, upon the Fund’s written demand, the purported transferee will transfer the shares that are the subject of the prohibited transfer, or cause such shares to be transferred, to the Fund, which shall be deemed an agent for the limited purpose of consummating a sale of the share to a person who is not a 4.99% shareholder. The proceeds of the sale of any such shares will be applied first to the Fund acting in its role as the agent for the sale of the prohibited shares, second, to the extent of any remaining proceeds, to reimburse the intended transferee for any payments made to the transferor by such intended transferee for such shares, and the remainder, if any, to the original transferor.

6. Subsequent Events

As of November 5, 2010 Jeffrey Randall is no longer a member of the Adviser’s Investment Committee.

At a meeting held on November 16, 2010, the Board of Trustees approved the appointment of Jami M. VonKaenel to serve as Treasurer of the Fund. Ms. VonKaenel also serves as the Fund’s Secretary.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DCA Total Return Fund

By:	/s/ JEFFREY W. TAYLOR
Jeffrey W. Taylor President (Principal Executive Officer)

Date: November 29, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

DCA Total Return Fund

By:	/s/ JAMI M. VONKAENEL
Jami M. VonKaenel
Treasurer and Secretary
(Principal Financial Officer)

Date: November 29, 2010